UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2010
MELA Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South Buckhout Street, Suite 1	10533
Irvington, New York	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On November 18, 2010, MELA Sciences, Inc. (the “Company”) issued a press release announcing the results of the U.S. Food and Drug Administration’s (“FDA”) General and Plastic Surgery Devices Panel meeting in connection with the FDA’s review of the Company’s pre-market approval application for MelaFind®. The text of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	MELA Sciences, Inc. Press Release, dated November 18, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA Sciences, Inc.
Date: November 18, 2010	By:	/s/ Richard I. Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	MELA Sciences, Inc. Press Release, dated November 18, 2010